UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2022

CROWN ELECTROKINETICS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39924	47-5423944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1110 NE Circle Blvd., Corvallis, OR	97330
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 674-3612

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CRKN	The NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement

On March 30, 2022, Crown Electrokinetics Corp., a Delaware corporation (the “Company”), entered into a Sales Agreement (the “Agreement”) A.G.P./Alliance Global Partners (the “Sales Agent”).  In accordance with the terms of the Agreement, the Company may offer and sell from time to time through or to the Sales Agent, as agent or principal, the Company’s common stock having an aggregate offering price of up to $5,000,000 (the “Placement Shares”). The Placement Shares will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333- 262122) and the related base prospectus included in the registration statement, as supplemented by the prospectus supplement dated March 30, 2022.

The Company is not obligated to sell any Placement Shares pursuant to the Agreement. Subject to the terms and conditions of the Agreement, the Agent will use commercially reasonable efforts, consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations and the rules of The Nasdaq Capital Market (“Nasdaq”), to sell the Placement Shares from time to time based upon the Company’s instructions, including any price, time or size limits or other customary parameters or conditions the Company may impose. Sales of the Placement Shares, if any, will be made on Nasdaq at market prices by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, as amended. The Company shall pay to the Agent in cash, upon each sale of Placement Shares pursuant to the Agreement, an amount up to 3.0% of the gross proceeds from each sale of Placement Shares.

The summary of the Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 10.1 hereto.

The legal opinion of Pryor Cashman LLP relating to the Placement Shares is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

5.1	Opinion of Pryor Cashman LLP
10.1	Sales Agreement, dated as of March 30, 2022, by and between Crown Electrokinetics Corp. and A.G.P./Alliance Global Partners.
23.1	Consent of Pryor Cashman LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2022

CROWN ELECTROKINETICS CORP.

By:	/s/ Doug Croxall
	Name:	Doug Croxall
	Title:	Chief Executive Officer

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